UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2009

MEAD JOHNSON NUTRITION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-34251	80-0318351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 West Lloyd Expressway, Evansville, Indiana	47721-0001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 429-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2009, Dr. Elliott Sigal and Dr. Steven M. Altschuler were elected directors of Mead Johnson Nutrition Company, increasing the size of the board of directors from nine directors to eleven directors. Dr. Altschuler will serve on the Compensation Committee. As a non-employee director, Dr. Altschuler received a grant of 3024 restricted stock units upon his election.

A copy of the press release announcing the election of Dr. Altschuler and Dr. Sigal to the board of directors is included as an exhibit to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated March 12, 2009, announcing the election of Dr. Elliott Sigal and Dr. Steven M. Altschuler to the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2009

MEAD JOHNSON NUTRITION COMPANY

By:	/s/ William C. P’Pool
William C. P’Pool
Senior Vice President, General Counsel and Secretary